                                                                EXHIBIT 10.40

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 11-K


(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the fiscal year ended December 30, 1993

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


For the transition period from _______________________ to ____________________
Commission file number 1-9021



                SOUTH CAROLINA NATIONAL CORPORATION AMENDED AND
                RESTATED SAVINGS, THRIFT AND DEFERRED CASH PLAN

                             301 North Main Street
                      Winston-Salem, North Carolina  27150


                      ____________________________________



                              WACHOVIA CORPORATION

          301 North Main Street, Winston-Salem, North Carolina  27150
              191 Peachtree Street, N.E., Atlanta, Georgia  30303

FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

Filed as a part of this report on Form 11-K are the audited financial statements of the plan which include the Statement of Net Assets Available for Plan Benefits as of December 30, 1993 and 1992, and Statement of Changes in Net Assets Available for Plan Benefits for the years ended December 30, 1993 and 1992.

(b)  Exhibit

     (1)  Consent of Independent Auditors

                                   SIGNATURES



The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SOUTH CAROLINA NATIONAL CORPORATION
                                          AMENDED AND RESTATED SAVINGS, THRIFT
                                          AND DEFERRED CASH PLAN
                                          ------------------------------------
                                                     (Name of Plan)





                                          By:     /s/ Robert S. McCoy, Jr.
                                              --------------------------------
                                                      Robert S. McCoy, Jr.



                                          Its: Plan Administrator


Dated:  June 27, 1994

                             Financial Statements
                          and Supplemental Schedule

                     SOUTH CAROLINA NATIONAL CORPORATION
                        AMENDED AND RESTATED SAVINGS,
                        THRIFT AND DEFERRED CASH PLAN

                    Years ended December 30, 1993 and 1992
                     with Report of Independent Auditors

                     South Carolina National Corporation
         Amended and Restated Savings, Thrift and Deferred Cash Plan

                             Financial Statements
                          and Supplemental Schedule


                    Years ended December 30, 1993 and 1992





                                   CONTENTS

Reports of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

Audited Financial Statements

Statements of Net Assets Available for Plan Benefits  . . . . . . . . . . . . . . . . . . . . . . . .  2
Statements of Changes in Net Assets Available for Plan Benefits . . . . . . . . . . . . . . . . . . .  6
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10


Supplemental Schedule

Transactions or Series of Transactions in Excess of
    5 Percent of Current Value of Plan Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . 14


                        Report of Independent Auditors


The Board of Directors
South Carolina National Corporation

We have audited the accompanying statement of net assets available for plan benefits of South Carolina National Corporation Amended and Restated Savings, Thrift and Deferred Cash Plan (the Plan) as of December 30, 1993 and 1992, and the related statement of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan at December 30, 1993 and 1992, and the changes in net assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of transactions or series of transactions in excess of 5% of the current value of the plan assets for the year ended December 30, 1993, is presented for the purpose of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 and is not a required part of the financial statements. The supplemental schedule has been subjected to the auditing procedures applied in our audit of the 1993 financial statements and, in our opinion, is fairly stated in all material respects in relation to the 1993 financial statements taken as a whole.

                                             /s/ Ernst & Young



Winston-Salem, North Carolina
June 3, 1994

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

             Statements of Net Assets Available for Plan Benefits

                               December 30, 1993

                                                     FUND A -
                                                    WACHOVIA
                                                   CORPORATION               FUND B -            FUND C -       FUND D -
                                                   COMMON STOCK            SHORT-TERM          LONG-TERM      STOCK INDEX
                                                      FUND                    FUND                FUND           FUND
                                                  ------------             ----------          ---------      -----------
ASSETS
Investments at fair value:
  Wachovia Corporation common stock
    (cost - $123,307 and $11,352,102,
    respectively and 14,937 and 739,841
    shares, respectively)                            $ 500,386
Authorized demand notes                                 43,426          $         382     $          664         $  1,770
Biltmore Funds:
  Biltmore Balanced Fund
    (8,957 units; cost - $89,666)
  Biltmore Short-Term Fixed Income Fund
    (15,772 units; cost - $157,137)                                           156,139
  Biltmore Equity Index Fund
    (5,003 units; cost - $50,056)                                                                                  52,582
  Biltmore Fixed Income Fund
    (2,143 units; cost - $21,431)                                                                 21,257
                                                     ---------          -------------     --------------         --------
                                                       543,812                156,521             21,921           54,352

Cash and cash equivalents                                  179                      1                  2                4
                                                     ---------          -------------     --------------         --------

Total assets                                           543,991                156,522             21,923           54,356

LIABILITIES
Employee withdrawals                                    (5,694)                (2,552)                             (1,770)
                                                     ---------          -------------     --------------         --------

Total liabilities                                       (5,694)                (2,552)                 -           (1,770)
                                                     ---------          -------------     --------------         --------

Net assets available for plan benefits               $ 538,297          $     153,970     $       21,923         $ 52,586
                                                     =========          =============     ==============         ========


                                                      FUND E -              EMPLOYEE
                                                     CORPORATE               STOCK
                                                     BALANCED               OWNERSHIP          COMBINED
                                                       FUND                   PLAN               FUNDS
                                                     ---------              ---------          ---------
ASSETS
Investments at fair value:
  Wachovia Corporation common stock
    (cost - $123,307 and $11,352,102,
    respectively and 14,937 and 739,841
    shares, respectively)                                               $  24,784,677     $   25,285,063
Authorized demand notes                              $   1,704                  8,512             56,458
Biltmore Funds:
  Biltmore Balanced Fund
    (8,957 units; cost - $89,666)                       92,529                                    92,529
  Biltmore Short-Term Fixed Income Fund
    (15,772 units; cost - $157,137)                                                              156,139
  Biltmore Equity Index Fund
    (5,003 units; cost - $50,056)                                                                 52,582
  Biltmore Fixed Income Fund
    (2,143 units; cost - $21,431)                                                                 21,257
                                                     ---------          -------------     --------------
                                                        94,233             24,793,189         25,664,028

Cash and cash equivalents                                    5                    415                606
                                                     ---------          -------------     --------------

Total assets                                            94,238             24,793,604         25,664,634

LIABILITIES
Employee withdrawals                                                         (396,863)          (406,879)
                                                     ---------          -------------     --------------

Total liabilities                                            -               (396,863)          (406,879)
                                                     ---------          -------------     --------------

Net assets available for plan benefits               $  94,238          $  24,396,741     $   25,257,755
                                                     =========          =============     ==============

See accompanying notes to financial statements.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

             Statements of Net Assets Available for Plan Benefits

                               December 30, 1992

                                                               FUND A -
                                                              WACHOVIA
                                                             CORPORATION          FUND B -          FUND C -         FUND D -
                                                                COMMON          SHORT-TERM         LONG-TERM       STOCK INDEX
                                                                STOCK              FUND               FUND            FUND
                                                            -------------      -------------      -------------    -----------
ASSETS
Investments at fair value (Note 3):
   Wachovia Corporation common stock
     (Cost $24,021,677 and $11,624,039,
     respectively and 770,137 and 398,459
     shares, respectively)                                   $ 52,561,847
   Money market deposit account
   Collective Investment Funds:
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Stock Fund
     (29,409 units; cost - $5,070,044)                                                                              $  13,767,012
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Intermediate Maturity Bond Fund
     (4,748 units; cost - $1,003,699)                                                              $  1,760,811
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Balanced Fund
     (200,522 units; cost - $2,951,281)
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Managed GIC Fund
     (17,778 units; cost - $210,991)

                                                             ------------          -----------     ------------     -------------
                                                               52,561,847                             1,760,811        13,767,012
Cash and cash equivalents                                         349,447          $ 8,115,642           43,905           205,673
Receivables:
   Employee contributions                                         216,150               44,471           19,126           124,916
   Employer contributions                                         953,824              218,656           93,934           329,410
   Accrued interest                                                 1,162               21,296              123               641
                                                             ------------          -----------     ------------     -------------
                                                                1,171,136              284,423          113,183           454,967
                                                             ------------          -----------     ------------     -------------
Total assets                                                   54,082,430            8,400,065        1,917,899        14,427,652

LIABILITIES
Employee withdrawals                                              839,140              173,302           20,381           196,483
Interfund transfers                                               (11,939)             (10,131)                             4,162
                                                             ------------          -----------     ------------     -------------
Total liabilities                                                 827,201              163,171           20,381           200,645
                                                             ------------          -----------     ------------     -------------

Net assets available for plan benefits                       $ 53,255,229          $ 8,236,894     $  1,897,518     $  14,227,007
                                                             ============          ===========     ============     =============

                                                                                                      EMPLOYEE
                                                                 FUND E -           FUND F -            STOCK
                                                                CORPORATE         GUARANTEED          OWNERSHIP
                                                                 BALANCED         INVESTMENT            PLAN
                                                                   FUND          CONTRACT FUND          FUND               TOTAL
                                                                ---------        -------------        ---------           -------
ASSETS
Investments at fair value (Note 3):
   Wachovia Corporation common stock
     (Cost $24,021,677 and $11,624,039,
     respectively and 770,137 and 398,459
     shares, respectively)                                                                         $ 27,194,830     $  79,756,677
   Money market deposit account                                                                           1,500             1,500
   Collective Investment Funds:
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Stock Fund
     (29,409 units; cost - $5,070,044)                                                                                 13,767,012
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Intermediate Maturity Bond Fund
     (4,748 units; cost - $1,003,699)                                                                                   1,760,811
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Balanced Fund
     (200,522 units; cost - $2,951,281)                       $ 4,361,053                                               4,361,053
   The South Carolina National Bank
     Collective Investment Fund for
     Corporate Employee Benefit Trusts -
     Managed GIC Fund
     (17,778 units; cost - $210,991)                                               $   276,229                            276,229
                                                             ------------          -----------     ------------     -------------
                                                                4,361,053              276,229       27,196,330        99,923,282


Cash and cash equivalents                                         199,100               25,593               67         8,939,427
Receivables:
   Employee contributions                                          47,935                3,845                            456,443
   Employer contributions                                         259,295               20,084                          1,875,203
   Accrued interest                                                   564                   73              449            24,308
                                                             ------------          -----------     ------------     -------------
                                                                  307,794               24,002              449         2,355,954
                                                             ------------          -----------     ------------     -------------
Total assets                                                    4,867,947              325,824       27,196,846       111,218,663

LIABILITIES
Employee withdrawals                                               16,389                1,489          370,734         1,617,918
Interfund transfers                                                17,908
                                                             ------------          -----------     ------------     -------------
Total liabilities                                                  34,297                1,489          370,734         1,617,918
                                                             ------------          -----------     ------------     -------------

Net assets available for plan benefits                       $  4,833,650          $   324,335     $ 26,826,112     $ 109,600,745
                                                             ============          ===========     ============     =============

See accompanying notes to financial statements.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

        Statements of Changes in Net Assets Available for Plan Benefits

                         Year ended December 30, 1993

                                                           FUND A -
                                                          WACHOVIA
                                                         CORPORATION             FUND B -          FUND C -          FUND D -
                                                         COMMON STOCK          SHORT-TERM         LONG-TERM        STOCK INDEX
                                                             FUND                 FUND               FUND             FUND
                                                         ------------          ----------         ---------        -----------
ADDITIONS
Interest income                                          $      1,228        $     3,504       $        958      $       1,002
Dividends from Wachovia Corporation
  common stock                                                 26,493
Noncash transactions                                                               2,252                719                541
Net realized and unrealized appreciation
  (depreciation) in fair value of investments                 (49,836)             (242)                975              4,684
Other receipts                                                                                          328
                                                         ------------        -----------       ------------      -------------
                                                              (22,115)             5,514              2,980              6,227

DEDUCTIONS
Withdrawals                                                  (103,501)           (10,695)           (12,793)           (11,672)
Transfers to the Retirement Savings
  and Profit Sharing Plan                                 (52,553,554)        (8,440,023)        (1,877,884)       (14,121,065)
Other expenses                                                                    (7,854)                (7)              (176)
Interfund transfers                                           (37,762)           370,134             12,109            (47,735)
                                                         ------------        -----------       ------------      -------------
                                                          (52,694,817)        (8,088,438)        (1,878,575)       (14,180,648)
                                                         ------------        -----------       ------------      -------------

Net (deductions)                                          (52,716,932)        (8,082,924)        (1,875,595)       (14,174,421)

Net assets available for plan benefits
  at beginning of period                                   53,255,229          8,236,894          1,897,518         14,227,007
                                                         ------------        -----------       ------------      -------------

Net assets available for plan benefits
  at end of period                                       $    538,297        $   153,970       $     21,923      $      52,586
                                                         ============        ===========       ============      =============

                                                                                FUND F -          EMPLOYEE
                                                            FUND E -          GUARANTEED           STOCK
                                                           CORPORATE          INVESTMENT         OWNERSHIP
                                                           BALANCED            CONTRACT            PLAN               COMBINED
                                                             FUND               FUND               FUND                 FUND
                                                           ---------         ----------          ---------            --------
ADDITIONS
Interest income                                          $      2,351                          $      2,924       $     11,967
Dividends from Wachovia Corporation
  common stock                                                                                      862,565            889,058
Noncash transactions                                            1,182                                                    4,694
Net realized and unrealized appreciation
  (depreciation) in fair value of investments                   5,763                            (2,005,211)        (2,043,867)
Other receipts                                                  1,670                                                    1,998
                                                         ------------         ----------       ------------       ------------
                                                               10,966                            (1,139,722)        (1,136,150)

DEDUCTIONS
Withdrawals                                                    (4,299)                           (1,289,649)        (1,432,609)
Transfers to the Retirement Savings
  and Profit Sharing Plan                                  (4,773,400)                                             (81,765,926)
Other expenses                                                   (268)                                                  (8,305)
Interfund transfers                                            27,589         $ (324,335)                                   --
                                                         ------------         ----------       ------------       ------------
                                                           (4,750,378)          (324,335)        (1,289,649)       (83,206,840)
                                                         ------------         ----------       ------------       ------------

Net (deductions)                                           (4,739,412)          (324,335)        (2,429,371)       (84,342,990)

Net assets available for plan benefits
  at beginning of period                                    4,833,650            324,335         26,826,112        109,600,745
                                                         ------------         ----------       ------------       ------------

Net assets available for plan benefits
  at end of period                                       $     94,238         $        -       $ 24,396,741       $ 25,257,755
                                                         ============         ==========       ============       ============

See accompanying notes to financial statements.

          AMENDED AND RESTATED SAVINGS, THRIFT AND DEFERRED CASH PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS

                          YEAR ENDED DECEMBER 30, 1992

                                                     FUND A -
                                                    WACHOVIA                                                    FUND D -
                                                   CORPORATION          FUND B -            FUND C -            STOCK
                                                     COMMON            SHORT-TERM          LONG-TERM            INDEX
                                                      STOCK               FUND               FUND                FUND
                                                   -----------         ----------          ---------           --------
ADDITIONS
Contributions:
   Employee                                       $  2,210,797        $   454,754       $    213,050       $    1,368,075
   Employer                                          1,810,116            362,800            157,820              735,886
                                                  ------------        -----------       ------------       --------------
                                                     4,020,913            817,554            370,870            2,103,961
Interest income                                         37,041            324,733              2,167               12,229
Dividends from Wachovia Corporation
   common stock                                      1,674,690
Net realized and unrealized appreciation
   in fair value of investments                      8,017,743                               108,700              595,319
                                                  ------------        -----------       ------------       --------------
                                                    13,750,387          1,142,287            481,737            2,711,509

DEDUCTIONS
Withdrawals                                         (8,679,116)        (2,747,999)          (336,385)          (3,033,791)
Interest expense
Other expenses
Interfund transfers                                 (1,685,729)         1,237,961            168,895              (98,962)
                                                  ------------        -----------       ------------       --------------
                                                   (10,364,845)        (1,510,038)          (167,490)          (3,132,753)
                                                  ------------        -----------       ------------       --------------
Net additions (deductions)                           3,385,542           (367,751)           314,247             (421,244)

Net assets available for plan benefits
   at beginning of year                             49,869,687          8,604,645          1,583,271           14,648,251
                                                  ------------        -----------       ------------       --------------

Net assets available for plan benefits
   at end of year                                 $ 53,255,229        $ 8,236,894       $  1,897,518       $   14,227,007
                                                  ============        ===========       ============       ==============


                                                    Fund E -           Fund F -            Employee
                                                   Corporate         Guaranteed             Stock
                                                   Balanced          Investment            Ownership
                                                     Fund           Contract Fund            Plan                  Total
                                                 -------------     --------------         ----------              -------
ADDITIONS
Contributions:
   Employee                                       $    522,244        $    40,177                          $    4,809,097
   Employer                                            410,600             33,795                               3,511,017
                                                  ------------        -----------       ------------       --------------
                                                       932,844             73,972                               8,320,114
Interest income                                          7,739                753       $      4,002              388,664
Dividends from Wachovia Corporation
   common stock                                                                            1,092,040            2,766,730
Net realized and unrealized appreciation
   in fair value of investments                        308,350             16,018          3,950,926           12,997,056
                                                  ------------        -----------       ------------       --------------
                                                     1,248,933             90,743          5,046,968           24,472,564

DEDUCTIONS
Withdrawals                                           (515,368)           (47,010)        (4,060,082)         (19,419,751)
Interest expense                                                                            (624,509)            (624,509)
Other expenses                                                                              (256,780)            (256,780)
Interfund transfers                                    349,498             28,337
                                                  ------------        -----------       ------------       --------------
                                                      (165,870)           (18,673)        (4,941,371)         (20,301,040)
                                                  ------------        -----------       ------------       --------------
Net additions (deductions)                           1,083,063             72,070            105,597            4,171,524

Net assets available for plan benefits
   at beginning of year                              3,750,587            252,265         26,720,515          105,429,221
                                                  ------------        -----------       ------------       --------------

Net assets available for plan benefits
   at end of year                                 $  4,833,650        $   324,335       $ 26,826,112       $  109,600,745
                                                  ============        ===========       ============       ==============

See accompanying notes to financial statements.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

                         Notes to Financial Statements

                               December 30, 1993




NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

The purchase or sale of an investment is generally recorded when contracted and any gain or loss on the sale of an investment is recognized at the time of sale. Income from interest and dividends are recorded on the accrual basis.

Investments in common stock are stated at year-end quoted market values. Participating units of the pooled trust funds are stated at net asset value determined on the basis of year-end market values of the securities in the funds. Historical cost of securities is used to calculate realized gains on securities sold.

NOTE 2.  DESCRIPTION OF THE PLAN

The South Carolina National Corporation Amended and Restated Savings, Thrift and Deferred Cash Plan (the "Plan") was originally adopted by the Board of Directors of South Carolina National Corporation ("SCNC" or the "Corporation") and became operative June 1, 1979.

On December 6, 1991, the Corporation became a wholly-owned subsidiary of Wachovia Corporation ("Wachovia"). Pursuant to the Agreement and Plan of Merger (the "Agreement"), the shareholders of the Corporation's common stock received .675 of a share of Wachovia's common stock for each share of the Corporation's common stock owned. Accordingly, the shares of SCNC common stock held in the Plan were converted into Wachovia common stock. The Plan, aside from the employee stock ownership plan ("ESOP") and the participant deductible contributions ("deductible component"), was amended effective January 1, 1992 to substantially conform it to the Retirement Savings and Profit-Sharing Plan of Wachovia (the "Wachovia Plan"). As of the close of business of the Plan on December 30, 1992, the account balances of participants under the Plan (other than the ESOP and the deductible component) were transferred to the Wachovia Plan. The deductible component consists of certain pre-tax contributions made prior to 1987. There were no further contributions to, or new participants in, the Plan after December 30, 1992.

Company contributions made prior to December 31, 1991 and all employee contributions are fully vested and nonforfeitable at all times. Termination of the Plan would neither reduce any participant's accrued benefit nor result in any of the Plan's assets reverting to the Corporation.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

                   Notes to Financial Statements (continued)




NOTE 2.  DESCRIPTION OF THE PLAN (CONTINUED)

The following is a description of the six funds and the ESOP:

FUND A - WACHOVIA CORPORATION COMMON STOCK: This fund invests in common stock of Wachovia. Each participant's account is maintained on the basis of investment units which are equivalent to one share of the corporation's common stock. Investment units are assigned to each account on the basis of the average net cost of Wachovia's common stock during the month of assignment.

FUND B - SHORT-TERM FUND: (Formerly Fund D - Money Market Deposit Account) This fund invests in the short-term fixed income securities through the Biltmore Short-Term Fixed Income Fund in 1993 and in a South Carolina National Bank money market deposit account in 1992.

FUND C - LONG-TERM FUND: (Formerly Fund C - Fixed Investment Fund) This fund invests in corporate and government debt obligations through the Biltmore Fixed Income Fund in 1993 and the South Carolina National Bank Collective Investment Fund for Corporate Employee Benefit Trusts Intermediate Maturities Bond Fund in 1992.

FUND D - STOCK INDEX FUND: (Formerly Fund B - Equity Fund) This fund invests in the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index through the Biltmore Equity Index Fund in 1993 and the South Carolina National Bank Collective Investment Fund for Corporate Employee Benefit Trusts Stock Fund in 1992.

FUND E - CORPORATE BALANCED FUND: (Formerly Fund E - Balanced Fund) This fund invests in equity and debt securities through the Biltmore Balanced Fund in 1993 and the South Carolina National Bank Collective Investment Fund for Corporate Employee Benefit Trusts Balanced Fund in 1992.

ESOP: On February 6, 1990, the trustee for the Plan entered into a loan and stock purchase agreement with the Corporation pursuant to which the trust borrowed $25,000,000 from the Corporation (the "Loan") which, along with the earnings from the temporary investment of the Loan proceeds, was used to purchase the Corporation's common stock. The Corporation's common stock acquired with the proceeds of the Loan was held in a separate account (the "Loan Suspense Account"), pending release and allocation to participants. On April 26, 1991, the interest rate was fixed at a base rate of 9.65%, plus debt issuance costs of up to 50 basis points, for the remainder of the term of the loan. During 1991, payments on the loan were made using the Corporation's matching contributions and dividends on the ESOP shares. Leveraged shares were released from the Loan Suspense Account on a monthly basis as the Loan was repaid, and allocated monthly to participants' ESOP accounts.

Pursuant to the Agreement, during 1992 the outstanding indebtedness of the ESOP was repaid with the proceeds of the sale of sufficient shares of Wachovia common stock held by the ESOP.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

                   Notes to Financial Statements (continued)




NOTE 2.  DESCRIPTION OF THE PLAN (CONTINUED)

No further contributions were made to the ESOP after January 1, 1992, and the shares of Wachovia common stock held by the ESOP after repayment of the outstanding indebtedness were allocated to the accounts of persons who were participants in the Plan at the time of the merger, based on proportionate ESOP account balances as calculated on December 31, 1991. Income of each fund is reinvested in that fund. Administrative expenses of the Plan are paid by the Corporation, except certain expenses related to the ESOP which are paid by the Plan. Subject to certain conditions, an employee while still employed may make withdrawals from his fund balances in the Plan derived from his after-tax contributions, the related Corporation matching contributions, and earnings thereon. Upon attainment of age 59 1/2, an employee may withdraw his fund balances derived from deferred cash contributions, the related Corporation matching contributions, and earnings thereon while remaining employed by the Corporation. Prior to attaining age 59 1/2, an employee may withdraw his deferred cash contributions (and the related Corporation matching contributions and earnings on or prior to December 31, 1988) only upon the event of a financial hardship as defined in the Plan. No withdrawal can be made from the Corporation's matching contribution invested in the ESOP for any reason prior to termination. Upon termination of employment for any reason (including retirement, disability or death) the total value of the employee's investment funds in the Plan is distributed to the employee (or his beneficiary).

The Corporation has the right under the Plan at any time to terminate the Plan. In the event of termination of the Plan, all employer and participant contributions shall cease and all assets shall become nonforfeitable and be distributed to the participants as provided in the Plan.

NOTE 3.  INVESTMENTS

The fair value of investments that represent 5% or more of the Plan's net assets are as follows:


                                                   YEAR ENDED DECEMBER 30
                                                  1993                1992
                                               -----------         -----------
The South Carolina National Bank
   Collective Investment Fund for
   Corporate Employee Benefit Trusts -
   Stock Fund (29,409 units)                                       $13,767,012
Wachovia Corporation common stock
   (754,778 shares and 1,168,596 shares)       $25,285,063          79,756,677

On January 22, 1993, Wachovia Corporation's board of directors approved a two-for-one common stock split, effected in the form of a stock dividend, payable on April 1, 1993 to shareholders of record on March 8, 1993. The shares of Wachovia common stock prior to the payable date presented herein have not been adjusted to reflect the stock split.

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

                   Notes to Financial Statements (continued)




NOTE 4.  TRANSACTIONS WITH PARTIES-IN-INTEREST

The Plan invests in common stock of Wachovia Corporation, the Wachovia Short-Term Investment Fund, certain of the Biltmore Mutual Funds, which have been established by Wachovia, and certain of the South Carolina National Bank (a subsidiary of the Corporation) collective investment funds. The Plan received dividends on Wachovia Corporation common stock of $889,058 and $2,766,730 during 1993 and 1992, respectively. Interest income received from the Biltmore Mutual Funds in 1993 was $7,541.

During the years ended December 30, 1993 and 1992, the Plan has had no prohibited transactions with any parties-in-interest.

NOTE 5.  INCOME TAX STATUS

A ruling has been received from the Internal Revenue Service that the Plan, prior to the February 16, 1990 amendment adding the ESOP was "qualified" under
Section 401 (a) of the Internal Revenue Code (the "Code") as in effect prior to the Tax Reform Act of 1986 and subsequent legislation (the "Acts"). The Corporation has amended the Plan to comply with those provisions of the Acts. The Corporation has requested a ruling that the Plan, as amended, is "qualified" under Section 401 (a) of the Code, as amended by the Acts. A determination letter regarding the status of the Plan after the 1992 amendment is pending. The Corporation is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status.

NOTE 6.  IRS FORM 5500

Realized gains are calculated using the historical cost basis for investments under generally accepted accounting principles, whereas realized gains are calculated using the revalued cost basis for investments on IRS Form 5500.

                            SUPPLEMENTAL SCHEDULE

                      South Carolina National Corporation
          Amended and Restated Savings, Thrift and Deferred Cash Plan

                Transactions or Series of Transactions in Excess of 5 Percent of the Current Value of Plan Assets

                          Year ended December 30, 1993


                                           NUMBER OF       UNITS OR                       HISTORICAL       NET
 DESCRIPTION OF ASSETS                    TRANSACTIONS     PAR VALUE         PROCEEDS        COST          GAIN
- - ------------------------------            -------------    ---------         --------     ----------       ----
CATEGORY (iii) - SERIES OF TRANSACTIONS IN EXCESS OF 5 PERCENT OF PLAN ASSETS

Shearson Temporary Investment
  Fund                   Purchases             105         1,400,792                     $ 1,400,792
                             Sales              34         1,344,333      $ 1,344,333      1,344,333   $      -

Wachovia Corporation common
  stock                  Purchases               5            30,278                       1,057,908
                             Sales               2             6,603          243,674         96,407    147,267


There were no category (i), (ii) or (iv) reportable transactions during 1993.

                                    EXHIBIT

                        Consent of Independent Auditors


We consent to the incorporation by reference in the registration statements (Form S-8: Nos. 33-34386, 33-15706, 2-99538, 33-44191, 33-44386, 33-44394,
33-54094 and 033-53325; Form S-3: Nos. 33-6280, 33-2232 and 33-59206) of
Wachovia Corporation of our report dated June 3, 1994, with respect to the financial statements and schedules of the South Carolina National Corporation Amended and Restated Savings, Thrift and Deferred Cash Plan included in this Annual Report (Form 11-K) for the year ended December 30, 1993.



                                                    /s/ ERNST & YOUNG



Winston-Salem, North Carolina
June 27, 1994